SUMPRO-INTL(01/12)

Summary Prospectus January 23, 2012

ICON LONG/SHORT FUND

CLASS A SHARES:	TICKER: ISTAX
CLASS C SHARES:	TICKER: IOLCX
CLASS S SHARES:	TICKER: IOLZX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 23, 2012, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 51 of the Fund’s prospectus, and in “Sales Charge Reductions” on page 59 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A*,4	Class C	Class S**
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)[3]	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)[3]	1.00%	1.00%	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%

	Class A*,4	Class C	Class S**
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	2.13%	1.29%	6.11%
Expense Recoupments[2]	-	-	0.80%
Total Annual Fund Operating Expenses	3.23%	3.14%	7.76%
Expense Reimbursements[2]	(1.32)%	(0.44)%	(6.11)%
Total Annual Fund Operating Expenses[1]	1.91%	2.70%	1.65%

*	Effective with this Prospectus, Class I is being merged with and into Class A.

**	Effective with this Prospectus, Class Z is being renamed to Class S.

[1]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, dividends on short sales and extraordinary expenses) to an annual rate for Class A of 1.55%, an annual rate for Class C of 2.30%, and an annual rate of 1.25% for Class S. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days’ written notice of termination to the Fund’s Board of Trustees. ICON Advisers is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

[2]	During the year-ended September 30, 2011, ICON Advisers waived $3,881 and recouped $509 of Class S expenses. At September 30, 2011, Class S was recouping expenses.

[3]	The Maximum Sales Charge (Load) and the Maximum Deferred Sales Charge (Load) will not be applied to grandfathered pre-merger Class I shareholders.

[4]	The information presented is as of September 30, 2011 (the Fund’s fiscal year end) for Class A before the share class merger.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest

1	Summary Prospectus ICON Long/Short Fund

$10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A*	$852	$1,140	$1,546	$2,841
Class C	$373	$838	$1,429	$3,085
Class S	$168	$520	$896	$2,757

You would pay the following expenses if you did not redeem your Class C shares.

	1 Year	3 Years	5 Years	10 Years
Class C	$273	$838	$1,429	$3,085

*	The information presented is as of September 30, 2011 (the Fund’s fiscal year rend) for Class A before the share class merger.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67.28% of the average value of the portfolio.

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests in equity securities of companies of any market capitalization and traded in U.S. markets. The Fund will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice. Each long or short position will be determined by considering the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Short Sale Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk.  Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Foreign Investment Risk.  Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class C shares. The Fund’s past performance, both

2	Summary Prospectus ICON Long/Short Fund

before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return

as of 12/31 — Class C Shares

Best Quarter: Q2 2003 24.04%    Worst Quarter: Q4 2008 -20.17%

The bar chart above does not reflect any sales charges. If those charges were reflected, returns would be less than those shown.

Average Annual Total Returns

for the Periods ended 12/31/11

	Inception Date	1 Year	5 Years	Since Inception
ICON Long/Short Fund Class C	10/17/2002
Return Before Taxes		-0.50%	-5.48%	2.86%
Return After Taxes on Distributions		-0.50%	-5.72%	2.56%
Return After Taxes on Distributions and Sale of Fund Shares		-0.32%	-4.59%	2.44%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		1.75%	0.11%	6.51%
ICON Long/Short Fund Class A*	5/31/2006	-4.62%	-5.91%	-4.86%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		1.75%	0.11%	2.16%
ICON Long/Short Fund Class S	5/6/2004	1.51%	-4.59%	0.74%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		1.75%	0.11%	4.07%

*	Class I merged with and into Class A effective January 23, 2012. The information presented in the table is that of Class A before the merger.

After-tax performance is shown only for the Fund’s Class C shares. After-tax performance for the Fund’s Class A and Class S shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Manager:  Dr. Craig Callahan, Founder, President and Chairman of the Investment Committee, is the Portfolio Manager and has managed the Fund since January 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information:  The Fund intends to distribute net investment income and net capital gains, if any, annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.

3	Summary Prospectus ICON Long/Short Fund